Exhibit 10.28

MCI Service Agreement

CallWave Inc. 136 West Canon Perdido Street		CallWave Inc.

Santa Barbara, CA 93101		David S. Trandall, V.P. of Operations	Acceptance Date

MCI — Office Use Only		MCI WORLDCOM Communications, Inc.
Corp ID	Segment: NA
Contract: 434838-04 Sales Rep: Lisa Rajic (213) 337-1832	Billing Code: 02
		David S. Muller, Vice President of Business Development	Acceptance Date

This Agreement, together with any Attachments and Schedules (“Agreement”), is made by and between MCI WORLDCOM Communications, Inc. (“MCI”), on behalf of itself and its affiliates and successors and CallWave inc. (“Customer”). This Agreement is binding upon execution by Customer and service and account activation by MCI. The rates, discounts, charges and credits set forth herein shall be effective the first day of the second full billing cycle following the acceptance and execution of this Agreement by MCI (“Effective Date”). Acceptance of this Agreement by MCI is subject to Customer meeting MCI’s standard credit requirements, which may be based on commercially available credit reviews, to which Customer hereby consents.

ACCEPTANCE DEADLINE. This document shall be of no force and effect, and the offer contained in it shall be withdrawn, unless this Agreement is executed by the Customer and delivered to MCI on or before May 08, 2004.

TERMS AND CONDITIONS

1.	SERVICES MCI will provide to Customer the following international, interstate, intrastate and local communications services: Option 2 Access (Network), Option 2 Toll Free - Domestic (“Services”) and those identified in the Services Attachments to this Agreement, which are incorporated by reference.

2.	TARIFF AND GUIDE. MCI’s provision of Services to Customer will be governed by MCI’s international, interstate and state tariffs (“Tariff(s)”) and MCI’s “Service Publication and Price Guide” (“Guide”), each as supplemented by this Agreement. This Agreement incorporates by reference the terms of each such Tariff and Guide. The Guide is available to Customer on MCl’s internet website (www.mci.com) (“Website”) and at MCl’s offices during regular business hours at 22001 Loudoun County Parkway, Ashburn, VA 20147. MCI may modify the Guide from time to time, and any modification will be binding upon Customer. Except for new services, service features, service options, or service promotions, which will become effective immediately upon their posting in the Guide on the Website, any modification made to the Guide will become effective beginning on the first day of the next calendar month following its posting on the Website or, thereafter, on the first day of the next service billing cycle whenever adjustments are made to rates or charges, provided that no modification shall become effective and binding on Customers until it has been posted in the Guide for at least fifteen (15) calendar days. The contractual relationship between MCI and Customer shall be governed by the following order of precedence: (i) the Tariffs to the extent applicable, (ii) the provisions of this Agreement, (with services-specific terms having precedence over general terms), and (iii) the Guide. Capitalization terms defined in this Agreement (including attachments incorporated by reference) have the meaning given them in this Agreement.

3.	CHANGES TO THE GUIDE. If MCI makes any changes to the Guide (other than changes to Governmental Charges referenced below) which affect Customer in a material and adverse manner, Customer, as its sole remedy, may discontinue the affected Service without liability by providing MCI with written notice of discontinuance within sixty (60) days of the date such change is posted on the Website. Customer shall pay all charges incurred up to the time of Service discontinuance. MCI may avoid Service discontinuance if, within sixty (60) days of receipt of Customer’s written notice, it agrees to amend this Agreement to eliminate the applicability of the material and adverse change. If a Service is discontinued hereunder, Customer’s AVC (as defined below), will be reduced, as appropriate, to accommodate the discontinuance. A “material and adverse change” shall not include, nor be interpreted to include, (i) the introduction of a new service or any new service feature associated with an existing service, including all terms, conditions and prices relating thereto, or (ii) the imposition of or changes to Governmental Charges.

4.	TERM. The “Initial Term” Shall begin on the Effective Date and end upon the completion of [*] months. The Agreement will be automatically extended (“Extended Term”) on a month-to-month basis upon the expiration of the Initial Term, unless either party has delivered written notice of its intent to terminate the Agreement at least sixty (60) days prior to the end of the Initial Term. Either party may terminate this Agreement during the Extended Term upon sixty (60) days prior written notice. Term shall mean the Initial Term and the Extended Term.

5.	MINIMUM ANNUAL VOLUME COMMITMENT (“AVC”). Customer agrees to pay MCI no less than [*] in Total Service Charges (as hereinafter defined) during each Contract Year. A “Contract Year” shall mean each consecutive twelve-month period of the Initial Term commencing on the Effective Date. During each monthly billing period of the Extended Term, Customer’s Total Service Charges must equal or exceed one-twelfth (1/12) of the AVC. “Total Service Charges” shall mean all charges, after application of all discounts and credits, incurred by Customer for Services provided under this Agreement, specifically excluding: (i) taxes, tax-like charges and tax-related surcharges; (ii) charges for equipment and colocation (unless otherwise expressly stated herein); (iii) charges incurred for goods or services where MCI or MCI affiliate acts as agent for Customer in its acquisition of goods or services; (iv) non-recurring charges; (v) “Governmental Charges” as defined below; (vi) international pass-through access charges (i.e., Type 3/PTT) and charges for international access provided by MCI (i.e., Type 1); and (vii) other charges expressly excluded by this Agreement.

6.	UNDERUTILIZATION CHARGES. If, in any Contract Year during the Initial Term, Customer’s Total Service Charges do not meet or exceed the AVC, then Customer shall pay: (a) all accrued but unpaid usage and other charges incurred under this Agreement; and (b) an “Underutilization Charge” in an amount equal to [*] of the difference between the AVC and Customer’s Total Service Charges during such Contract Year. If, in any monthly billing period during the Extended Term, Customer’s Total Service Charges do not meet or exceed one-twelfth (1/12) of the AVC then Customer shall pay: (a) all accrued but unpaid usage and other charges incurred under this Agreement, and (b) an “Underutilization Charge” equal to the difference between one-twelfth (1/12) of the AVC and Customer’s Total Service Charges during such monthly billing period.

7.	EARLY TERMINATION CHARGES. If: (a) Customer terminates this Agreement during the Initial Term for reasons other than Cause; or (b) MCI terminates this Agreement for Cause pursuant to the Sections entitled “Termination for Cause” or “Termination by MCI,” then Customer will pay, within thirty (30) days after such termination: (i) all accrued but unpaid charges incurred through the date of such termination, plus (ii) an amount equal to [*]

[*]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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MCI Service Agreement

the AVC for each Contract Year (and a pro rata portion thereof for any partial Contract Year) remaining in the unexpired portion of the Initial Term on the date of such termination, plus (iii) a pro rata portion of any and all credits received by Customer.

8.	RATES AND CHARGES. Customer agrees to pay the rates and charges specified in this Agreement (including rates and charges incorporated by reference). In the event (i) Customer receives any services that are not the subject of rates, charges and discounts expressly specified in this Agreement, or (ii) Customer purchases any services after the expiration of the Term, Customer shall pay MCI’s standard rates as set forth in the Guide (or Tariffs, if applicable) for those services. Except where explicitly stated otherwise for a particular service, all rates and charges are subject to change and all discount percentages set forth in this Agreement are fixed for the term of the Agreement. Except where explicitly stated otherwise, Customer will not be eligible to receive any other additional discounts, promotions and/or credits (Tariffed or otherwise). Except where explicitly stated otherwise, the rates and charges set forth in this Agreement do not include (without limitation) charges for all possible non-recurring charges, access service, local exchange service, access/egress (or related) charges imposed by a third party other than MCI or an MCI affiliate, Internet service, on-site installation, applicable sales, use, excise, utility, and gross receipts taxes and other similar tax-like surcharges, governmental charges, network application fees, customer premises equipment or extended wiring to or at Customer premises.

9.	Billing Increments: MCI shall bill Customer’s Interstate Inbound Services (Option 2) in six (6) [*].

10.	GOVERNMENTAL CHARGES. MCI may adjust its rates and charges or impose additional rates and charges in order to recover amounts it is required or permitted by governmental or quasi-governmental authorities to collect from or pay to others in support of statutory or regulatory programs (“Governmental Charges”). Examples of such Governmental Charges include, but are not limited to, Universal Service funding, and compensation payable to payphone service providers for use of their payphones to access MCI’s service.

11.	TAXES. All charges are exclusive of applicable taxes, tax-like charges and tax-related surcharges, as those terms are defined in the Guide, which Customer agrees to pay. However, if applicable, MCI will exempt Customer in accordance with law, effective on the date MCI receives a valid exemption certificate for Customer.

12.	PAYMENT. Customer agrees to pay MCI for all Services within thirty (30) days of invoice date. Payments must be made at the address designated on the invoice or other such place as MCI may designate. Amounts not paid on or before thirty (30) days from invoice date shall be considered past due, and Customer agrees to pay a late payment charge equal to the lesser of: (a) one and one-half percent (1.5%) per month, compounded, or (b) the maximum amount allowed by law, as applied against the past due amounts. Customer must give MCI written notice of a dispute with respect to MCI charges or application of taxes within six (6) months of the date of an invoice, or such invoice shall be deemed to be correct and binding on Customer. Customer shall be liable for the payment of all fees and expenses, including attorney’s fees, reasonably incurred by MCI in collecting, or attempting to collect, any charges owed hereunder.

13.	TERMINATION FOR CAUSE. Either party may terminate Agreement for Cause. As to payment of invoices, “Cause” shall mean the Customer’s failure to pay any invoice within thirty (30) days after the date of the invoice. For all other matters, “Cause” shall mean a breach by the other party of any material provision of this Agreement, provided that written notice of the breach has been given to the breaching party, and the breach has not been cured within thirty (30) days after delivery of such notice.

14.	TERMINATION BY MCI. MCI may discontinue service and/or terminate this Agreement immediately upon notice to Customer (a) if Customer fails, after MCI’s request, to provide a bond or security deposit; or (b) if Customer provides false information to MCI regarding the Customer’s identity, creditworthiness, or its planned use of the Services. MCI may discontinue service immediately, without notice, if interruption of service is necessary to prevent or protect against fraud or otherwise protect MCI’s personnel, facilities, or services.

15.	CONFIDENTIAL INFORMATION. Commencing on the date Customer executes this Agreement and continuing for a period of three (3) years from the termination of this Agreement, each party shall protect as confidential, and shall not disclose to any third party, any Confidential Information received from the disclosing party or otherwise discovered by the receiving party during the Term of this Agreement, including, but not limited to, the pricing and terms of this Agreement, and any information relating to the disclosing party’s technology, business affairs, and marketing or sales plans (collectively the “Confidential Information”). The parties shall use Confidential Information only for the purpose of this Agreement. The foregoing restrictions on use and disclosure of Confidential Information do not apply to information that: (a) is in the possession of the receiving party at the time of its disclosure and is not otherwise subject to obligations of confidentiality; (b) is or becomes publicly known, through no wrongful act or omission of the receiving party; (c) is received without restriction from a third party free to disclose it without obligation to the disclosing party; (d) is developed independently by the receiving party without reference to the Confidential Information, or (e) is required to be disclosed by law, regulation, or court or governmental order.

16.	DISCLAIMER OF WARRANTIES. EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, MCI MAKES NO WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MCI SERVICES, RELATED PRODUCTS, EQUIPMENT, SOFTWARE OR DOCUMENTATION. MCI SPECIFICALLY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR TITLE OR NONINFRINGEMENT OF THIRD PARTY RIGHTS.

17.	DISCLAIMER OF CERTAIN DAMAGES. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY INDIRECT, CONSEQUENTIAL, EXEMPLARY, SPECIAL, INCIDENTAL OR PUNITIVE DAMAGES, INCLUDING WITHOUT LIMITATION LOSS OF USE OR LOST BUSINESS, REVENUE, PROFITS, OR GOODWILL, ARISING IN CONNECTION WITH THIS AGREEMENT, UNDER ANY THEORY OF TORT, CONTRACT, INDEMNITY, WARRANTY, STRICT LIABILITY OR NEGLIGENCE, EVEN IF THE PARTY KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES.

18.	LIMITATION OF LIABILITY. THE TOTAL LIABILITY OF MCI TO CUSTOMER IN CONNECTION WITH THIS AGREEMENT, FOR ANY AND ALL CAUSES OF ACTIONS AND CLAIMS, INCLUDING, WITHOUT LIMITATION, BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE, STRICT LIABILITY, MISREPRESENTATION AND OTHER TORTS, SHALL BE LIMITED TO THE LESSER OF: (A) DIRECT DAMAGES PROVEN BY CUSTOMER; OR (B) THE AMOUNT PAID BY CUSTOMER TO MCI UNDER THIS AGREEMENT FOR THE ONE (1) MONTH PERIOD PRIOR TO ACCRUAL OF THE MOST RECENT CAUSE OF ACTION. NOTHING IN THIS SECTION SHALL LIMIT MCI’S LIABILITY: (A) IN TORT FOR ITS WILLFUL OR INTENTIONAL MISCONDUCT; OR (B) FOR BODILY INJURY OR DEATH PROXIMATELY CAUSED BY MCl’S NEGLIGENCE; OR (C) LOSS OR DAMAGE TO REAL PROPERTY OR TANGIBLE PERSONAL PROPERTY PROXIMATELY CAUSED BY MCl’S NEGLIGENCE.

19.	ASSIGNMENT. Either party may assign this Agreement or any of its rights hereunder to an affiliate or successor without the prior written consent of the other party, provided that if Customer assigns this Agreement to an affiliate or successor, then such affiliate or successor must meet MCI’s creditworthiness standards. Any attempted transfer or assignment of this Agreement by either party not in accordance with the terms of this Section shall be null and void.

20.	SERVICE MARKS, TRADEMARKS AND PUBLICITY. Neither MCI nor Customer shall: (a) use any service mark or trademark of the

[*]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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other party, or (b) refer to the other party in connection with any advertising, promotion, press release or publication unless it obtains the other party’s prior written approval.

21.	GOVERNING LAW. This Agreement shall be governed by the laws of the State of New York without regard to its choice of law principles.

22.	NOTICE. All notices (including Customer’s notice of disconnect), requests, or other communications (excluding invoices) hereunder shall be in writing and either transmitted via overnight courier, electronic mail, hand delivery or certified or registered mail, postage prepaid and return receipt requested to the parties at the following addresses. Notices will be deemed to have been given when received. Customer shall provide thirty (30) days prior written notice for the disconnection of service. Notwithstanding any such termination. Customer will remain liable for any applicable early termination charges set forth in this Agreement. For a service disconnect notice to be effective, Customer must receive a confirmation from MCI’s Customer Service organization stating that the disconnect notice was received and accepted.

To MCI Operation Center	With a copy to:
MCI	MCI
3300 East Renner Road	22001 Loudoun County Parkway
Richardson, TX 75081	Ashbum, VA 20147
Attn: Customer Service	Attn: Vice President and Chief Counsel
or via email to:	Business Transactions
notice@mci.com	Department of Law and Public Policy

23.	ENTIRE AGREEMENT. This Agreement (and any Attachments and other documents incorporated herein by reference) constitutes the entire agreement between the parties with respect to the Services provided under this Agreement and supersedes all other representations, understandings or agreements that are not expressed herein, whether oral or written. Except as otherwise set forth herein, no amendment to this Agreement shall be valid unless signed by Customer and accepted by MCI.

ADDITIONAL ATTACHMENTS: This Agreement incorporates the following Attachment(s):

Customer Profile Attachment

Services Attachment

Promotions Attachment

Special Pricing Attachment

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MCI Service Agreement

Customer Profile Attachment

Customer Profile

for CallWave Inc.

MCI Commercial Customer Profile

Sales Information

Sales Rep /ARM Name	Sales Rep ID	☐ East	☐ National	East & National / Telecom: 6929 N. Lakewood Ave., Tulsa, OK 74117 (918-590-6000)
Lisa Rajic	138505880	☐ West	☐ Agents	West & Agents: 20855 Stone Oak Parkway, San Antonio, TX 78258 (210-484-2454)

Applicant Information
Complete Company Name (If Incorporated, name shown on corporate charter)				Taxpayer ID (Required)	Date Business Started
CallWave Inc.
Main Business Phone Number		Type of Business (Required)		State of Incorporation	Date of Incorporation
8056904101		messaging
Street Address — Line 1
136 West Canon Perdido Street
Street Address — Line 2			City	State	Zip + 4
			Santa Barbara	CA	93101
Billing Address — Line 1

Billing Address — Line 2			City	State	Zip + 4

Parent of Subsidiary Information
Check One		Name of Business		State of Incorporation	Percentage Owned

☐ Parent	☐ Subsidiary

Principal, Partner, and Major-Shareholder Information				List the complete names of all principals, partners, and major shareholders.

Check One		Name of Owner		Social Security Number
☐ Sale Proprietorship	☐ Partnership	Name of Partner 1		Social Security Number
☐ LLC	☐ LLP	Name of Partner 2		Social Security Number
☐ Private Corporation	☐ Public Corporation	Name of Officer 1		Title
	Stock Symbol:	Name of Officer 2		Title

References
Name of Bank				Phone	Fax

Lending Officer				Account Number

Previous or Existing Local-Service Provider			Previous or Existing Long-Distance Provider

General Trade References				List businesses with which the Applicant has traded within the last 12 months.
Company		Name of Contact		Phone	Fax
1
2
3

Usage and Credit
Estimated Monthly Usage		Requested Credit Limit			Application-Tracking ID
1000					160264
Name of Person Providing Information			Title of Person Providing Information
David S. Trandall			V.P. of Operations

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MCI Service Agreement

Services Attachment

Services

for CallWave Inc.

Voice Services

Long Distance Service Attachment

I.	GENERAL.

The long distance services provided pursuant to this Attachment (“Long Distance”) are governed by, and will change in accordance with, the Guide and applicable Tariffs, as supplemented by this Attachment and the related Agreement.

II.	RATES AND CHARGES.

A.	INTRASTATE INBOUND (TOLL FREE) SERVICE. Customer will pay the following current per minute rates, for inbound (toll free) usage (based on termination type). Other Long Distance rates and charges are set forth in the applicable Tariffs.

State	Rate Per-Minute Switched & Card as applicable		Rate Per-Minute Dedicated & Local
[ * ]	[	* ]	[	* ]

[*] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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MCI Service Agreement

Services Attachment (Continued)

State	Rate Per-Minute Switched & Card, as applicable	Rate Per-Minute Dedicated & Local*
[*]	[*]	[*]

*	Indicates pricing, where applicable, for those Customers originating/terminating based upon call type for calls over MCI local service.

B.	INTERSTATE INBOUND (TOLL FREE) SERVICE. Customer will pay the following per minute rates, which are fixed for the term of this Agreement, for inbound (toll free) usage (based on termination type). Other Long Distance rates and charges are set forth in the Guide Provisions for Voice Services. [*]

C.	INTERNATIONAL INBOUND (TOLL-FREE) SERVICE. Customer will pay the per minute rates specified in the Guide Provisions relating to MCI Business Services for International Toll Free Service usage which originates from the applicable international locations and terminates via switched, dedicated, or local terminations in the U.S. Mainland, Hawaii, and the U.S. Virgin Islands.

D.	DISCOUNTS.

1	Customer will receive a discount off the Interstate rates listed above.

Service Type	Discount off Per Minute Rate
Interstate Inbound (Toll Free) Usage	[*]

Other Services

Network Access Service Attachment

I.	GENERAL.

The MCI network access services provided pursuant to this Attachment (“Access Service”) are governed by the Guide provisions relating to Access for MCI Business Services I, as supplemented by this Attachment and the related Agreement.

II.	RATES AND CHARGES.

A.	Monthly recurring charges, which are fixed for the term of this Agreement, and one-time charges related to the Access Service are set forth in the Guide provisions relating to MCI Business Services I.

B.	DISCOUNTS. Customer will receive the following discount percentage off the monthly recurring charges listed in the Guide for the following types of Access.

Service Type	Discount off Monthly Recurring Change
Access DS0	[*]
Access DS1	[*]
Access DS3	[*]

[*] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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MCI Service Agreement

Promotions Attachment

Promotions

for CallWave Inc.

ON THE NETWORK II LIT BUILDING ACCESS PROMOTION

New and existing customers who (i) enroll in this promotion by May 31, 2004 and (ii) sign and submit a new MCI Service Agreement by June 30, 2004, are eligible to receive the reduced monthly recurring charges (“MRC”) and non-recurring installation charges listed below for new access service, based on the subscribed access service type and bandwidth and on the term commitment, where the access loop is provisioned entirely on MCI-owned fiber (“Type 1 – Lit Building”).

Access Type Bandwidth	One-Year Term MRC	Two-Year Term MRC	Three + Year Term MRC	Non-Recurring Installation Change
[*]	[*]	[*]	[*]	[*]

The promotional rate will apply for the duration of Customer’s subscribed term. Standard access term discounts, if applicable, will apply to these promotional rates for DS0 (Hubless) Access and T-1 Digital Access services. However, no additional discounts (based on term or otherwise), promotions or other benefits will apply to DS3 Local Access, OC3 SONET Access and OC12 SONET Access services benefiting from this promotion.

In the alternative, where applicable, Customers enrolled under this promotion also are eligible to receive the reduced MRCs and non-recurring installation charges listed below on new access service, based on the subscribed access service type and bandwidth, where the access loop is provisioned entirely on MCI-owned fiber within a building – that contains an MCI Point of Presence (POP) that is an endpoint for an MCI-owned long distance/data services network.

Access Type and Bandwidth	Monthly Recurring	Non Recurring
[*]	[*]	[*]

No additional discounts (based on term or otherwise), promotions or other benefits will apply to access services benefiting from this promotion. This promotion applies only to access service entirely within the 48 contiguous United States (including domestic sites on an international network). To qualify for this promotion, access circuit installation must be completed by May 31, 2004.

[*] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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MCI Service Agreement

Special Pricing Attachment

Special Pricing

for CallWave Inc.

During the Term, Customer will receive the following rates and discounts which are IN LIEU OF all standard Tariffed discounts and Additional Monthly Discount (“AMD”) and will be applied to the standard rates for MCI Service Agreement Service for a [*].

Interstate Inbound Voice Service (Option 2). For Interstate Inbound Voice Service, Customer will be charged the following rates per minute based upon the origination and termination of the call, less a fixed discount of [*]. These rates will not fluctuate with changes to the Guide rates. These rates are in lieu of any other rates, discounts or promotions, including BAD discounts.

Origination - Termination	Rate
[*]	[*]

OC3 Dedicated Access Service (Option 2). Customer will pay the following monthly recurring local loop charge based on the Service type and location set forth below for intra-building OC3 Access and/or Cross Connects. This rate is in lieu of any other rates, discounts or promotions (Tariff/Guide or otherwise), including the MCI Business Services I Program.

Service Type	Location	Monthly Recurring Charge
OC3	200 S. Virginia Street	[*]
Reno, NV 89501

[*] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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IMPORTANT
[GRAPHIC]	Do not present this sheet to Customer.

MCI Contract Cover Page

IMPORTANT: Please READ THE GUIDELINES ON PAGE 2 CAREFULLY and follow each step as applicable for the services included within your customer signed contract. Include all required documents when submitting a Contract Package. Note that ANY modification to the language, terms, or conditions of the agreement, including notes in the margins, results in immediate rejection by Contract Distribution. COMPLETE THE INFORMATION BELOW and SUBMIT WITH AGREEMENTS as soon as they are signed to avoid Implementation delays.

CONTRACT PACKAGE INFORMATION

Number of pages in this Contract Package (How many pages are you sending via eFax)?

AGREEMENT INFORMATION

Customer Name	CallWave Inc.	NASP ID	11XXXX1111	Contract ID	434838-04

Address	136 West Canon Perdido Street	City	Santa Barbara	State & Zip	CA, 93101

Customer Type Contract Type Document Type Senior VP	New
MCI Service Agreement
New

SALES INFORMATION

Rep Name	Lisa Rajic	Sales Channel	Commercial Accounts	Rep E-Mail	lisa.rajic@mci.com

Rep Peoplesoft ID		Telephone #	v	Fax #	(213) 337-1746

Rep Street Address		City		State

Department		RevLoc	SC8	Branch Name	Agent West

Sales Region	Mid Market Chan.- Shaughnessy	Director	Thomas Gorey	Regional VP	George Hampton

SUPPORT INFORMATION (Check one box below to indicate primary POC for questions)

☐ Rep (above)	Name		Phone	Email

☐ Rep Manager

☐ Service Rep

☐ Conferencing Rep

Pre-Sales Analyst	Patty Collins		v820-2112	patty.collins@mci.com

BD Analyst	David Kevane		v620-1293	David.Kevane@mci.com

Attorney	Debra Upton		v	debra.upton@mci.com

If countersignature is required: Please provide overnight courier account #

COMMENT

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[GRAPHIC]	IMPORTANT Do not present this sheet to customer.

Contract Cover Page

MCI Service Agreement

If Customer will Manually sign the contract follow these steps

1.	Prepare Documents for Customer Signature

•	Print one original of the Customer Contract (if customer requires original counter signature – print TWO Contracts)

•	Additional instructions for Local, Long Distance, Toll Free LOA / Resp Org Forms:

•	Follow the instructions on Insite (under Sales Tools & Programs / Strategy Programs & Initiatives/ Corporate Initiatives/Contract Simplification)

•	Obtain Surety from the customer, if required.

2.	Prepare Contract Package for Contract Distribution

•	Gather the following applicable documents to complete the Contract Package:

•	Contract Cover page - completed

•	Customer signed contract with all applicable promos, schedules, and attachments (as indicated above)

•	Credit approval print out

•	Must match the Company name on the contract. (eVal.wcomnet.com).

•	Check “Security Attached” if sending in a Surety payment and include the check from the customer

•	Include the Following Product Specific Documents, in addition to those listed above

3.	Forward Contract Package to Contract Distribution:

Choose ONE (do not send package more than once):

•	Fax good quality Contract Package to eFax number: 404 479 0661
•	Only send via courier if:

•	Customer requests original MCI countersignature.

•	Surety payment (check) is included in the contract package.

MCI Contract Distribution

11475 Great Oaks Way

Alpharetta, GA 30022

(678) 256-7146

•	If the contract requires countersignature and customer has requested an original MCI countersignature send TWO, original if possible, customer-signed Contract Packages to:

MCI Contract Distribution

11475 Great Oaks Way, Suite 300

Alpharetta, GA 30022

(678) 256-7146

•	Local, Long Distance, Toll Free

•	Follow instructions on Insite (under Sales Tools & Programs / Strategy Programs & Initiatives/ Corporate Initiatives/Contract Simplification) for RESP ORG /LOA Forms

4.	If Contract Package sent via eFax file the ORIGINAL, including all applicable attachments, in the branch. If you sent via overnight package, file a COPY in the branch.

5.	Contract Distribution will return the countersigned contract to Rep noted on page 1 (ensure address information is completed)

6.	Return the contract to your customer

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[GRAPHIC]	IMPORTANT Do not present this sheet to Customer.

BILLING INFORMATION FORM

CUSTOMER INFORMATION

Customer Name	CallWave Inc.
Address - Line 1	136 West Canon Perdido Street
Address - Line 2	Santa Barbara, CA 93101
Business Telephone	(805) 690-4101
Business Facsimile	(775) 542-1000
Point Of Contact Name
Point Of Contact Telephone	( ) -
Partner Marketing

ACCOUNT TEAM INFORMATION

Sales Rep Name:	Lisa Rajic	Sales Rep SSN:
Sales Rep Phone:	(213) 337-1832	Email:	lisa.rajic@mci.com
Branch Name:	Agent West	Region:	Mid Market Chan.- Shaughnessy
Segment:	Comm East-Central	Sales VP:	George Hampton

CONTRACT INFORMATION

CONTRACT ID	TERM LENGTH	COMMITMENT		CONTRACT TYPE	FUND DEPOSIT
434838-04	[ * ]	[	* ]	[ * ]	[ * ]

SERVICES AND OPTIONS

SERVICE	OPTION	ENTITLEMENT
VOICE:
Toll Free - Domestic	2	VP
DATA:
INTERNET:
OTHER:
Access (Network)	2	VP

BILLING SYSTEM IDs

BILLING SYSTEM	BILLING ID

PROMOTION	PROMO CODE	PRODUCT/CHARGE CODE
MCI Business Services	NA	NA
On the Network II Lit Building Access Promotion	ONNETIIL	NA

THIS CONTRACT CONTAINS THE FOLLOWING NON-STANDARD/CUSTOM LANGUAGE

Location	Code	Paragraph Title	Non-Standard	Custom
Body	5481.12	RATES AND CHARGES	X
Body	5483.4	TAXES	X
Body	9090.7	Billing Increments	X
Special Pricing	7992.50	Interstate Inbound Voice Service (Option 2)	X
Special Pricing	1567.291	Special Pricing Preamble Option 2	X
Special Pricing	9184.118	Access Service	X

CONFIDENTIAL		Contract: 434838-04
©2003, MCI WORLDCOM Communications, Inc. All Rights Reserved.	Agreement Cover Sheet	Printed April 8, 2004 at 4:33:00 PM

[*]	Confidential treatment has been requested for the bracketed portions. The Confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[GRAPHIC]	IMPORTANT Do not present this sheet to Customer.

Summary of Credit Characteristics

for MCI Service Agreement

with CallWave Inc.

IMPORTANT: This document must be submitted with the Agreement package.

Credit Details					March 17, 2003

NASP ID	:	11XXXX1111	Credit Limit	:	[ * ]
Contract ID	:	434838-04	Credit Analyst’s Name	:	Deric Hood
Application-Tracking ID	:	160264	Date Request Submitted	:	Jan 30 2004 2:38PM
Estimated Monthly Usage	:	[ * ]	Date Decision Rendered	:	Jan 30 2004 2:38PM
			Date Decision Expires	:	Apr 29 2004
			Rams Request ID	:
Sales Information

Sales Rep’s Name Sales Rep’s Phone	: :	Lisa Rajic (213) 337-1832	Branch	:	Agent West

Security					☐ Security Attached

X - Approved

Comments

CONFIDENTIAL		Contract: 434838-04
©2003, MCI WORLDCOM Communications, Inc. All Rights Reserved.	Agreement Cover Sheet	Printed April 8, 2004 at 4:33:00 PM

[*]	Confidential treatment has been requested for the bracketed portions. The Confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.